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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 6, 2003
                               (November 6, 2003)


                             PETROQUEST ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of incorporation)


           1-9020                                      76-1440714
  (Commission File Number)                            (IRS Employer
                                                   Identification No.)


       400 E. Kaliste Saloom Road, Suite 6000, Lafayette, Louisiana 70508
              (Address of Registrant's principal executive offices)



        Registrant's telephone number, including area code (337) 232-7028



                                 Not Applicable
          (Former name or former address, if changed since last report)
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

a.    Financial Statement of Business Acquired

      None.

b.    Pro Forma Financial Information

      None.

c.    Exhibits

      99.1  Press Release

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On November 6, 2003, PetroQuest Energy, Inc. (the "Company") issued a press release announcing financial results for its third fiscal quarter ended September 30, 2003. A copy of the press release announcing the results is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2003                 PETROQUEST ENERGY, INC.


                                       By: /s/ Daniel G. Fournerat
                                           -----------------------------------
                                           Daniel G. Fournerat
                                           Senior Vice President,
                                           General Counsel and Secretary


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